Summary of Significant Accounting Policies - Additional Information (Detail)	Feb. 05, 2021 USD ($) $ / shares
Unrecognised tax benefits	$ 0
Unrecognized tax benefits, income tax penalties and interest accrued	0
Cash that is insured with federal insurance	$ 250,000
Temporary equity redemption price per share | $ / shares	$ 10.00
IPO [Member]
Transaction costs incurred for initial public offering	$ 11,400,000